EXHIBIT 10.1
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                             SIGNATURE EYEWEAR, INC.

                            STOCK PURCHASE AGREEMENT



COMPANY:             Signature Eyewear, Inc., a California corporation (the
                     "COMPANY")

PURCHASER:           ____________________("PURCHASER")

NUMBER OF SHARES:    ____________________(the "SHARES")

PURCHASE PRICE:      $0.80 per share

DATE:                March 24, 2006

     This Stock Purchase Agreement is made and entered into by and between the Company and Purchaser, a director of the Company, pursuant to the 1997 Stock Plan (the "PLAN") of the Company.

     1. PURCHASE AND SALE OF STOCK. The Company hereby issues and sells to Purchaser, and the Purchaser hereby purchases from the Company, the number of shares set forth above for the purchase price set forth above. The Purchaser has paid the purchase price by delivering to the Company a check in the amount of the purchase price.

     2. REPRESENTATION OF PURCHASER. Purchaser represents to the Company that Purchaser is acquiring the Shares for Purchaser's own account for investment and not with a view to, or for resale in connection with, a distribution of the Shares. Purchaser agrees that any resale of the Shares must be in compliance with applicable federal and state securities laws.

     3. AGREEMENT OF PURCHASER. Purchaser agrees not to sell, transfer or assign any of the Shares for one year following the date of this Agreement, provided, however, that Purchaser may sell, transfer and assign the Shares as part of a merger or other corporate combination involving the Company which has been approved by the Board of Directors, and Purchaser may sell, transfer or assign the Shares to family trusts, IRAs, pensions or other entities over which Purchaser exercises sufficient control to cause them to comply with the transfer restrictions in this Section 3. Each certificate evidencing the Shares shall bear the following legend for one year following the date of this Agreement:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER."

     4. NOTICES. All notices, requests, demands and other communications (collectively, "NOTICES") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, postage prepaid, addressed to the Company at its principal executive offices, attention Chief Executive Officer, or to Purchaser at Purchaser's last known address on the Company's records. Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

     5. ENTIRE AGREEMENT. This Agreement contains the sole and entire agreement and understanding of the parties with respect to the entire subject matter of this Agreement, and any and all prior discussions, negotiations, commitments and understandings, whether oral or otherwise, related to the subject matter of this Agreement are hereby merged herein.

     6. GOVERNING LAW. This Agreement has been made and entered into in the State of California and shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

     7. CAPTIONS. The various captions of this Agreement are for reference only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

     8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                       SIGNATURE EYEWEAR, INC.


                                       By
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                                         Michael Prince, Chief Executive Officer


                                       PURCHASER

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